J.P. Morgan U.S. Equity Funds

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

(All Share Classes)

(the “Fund”)

Supplement dated February 27, 2025

to the current Summary Prospectuses, Prospectuses and

Statement of Information, as supplemented

The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on February 27, 2025 (the “Meeting”), at which the shareholders considered a proposal to change the Fund from a diversified company to a non-diversified company by eliminating the Fund’s related fundamental policy (the “Proposal”).

The shareholders and/or their designated proxies convened for the Meeting and the Proposal was approved with respect to the Fund. As a result, effective on March 5, 2025 (the “Effective Date”), the Fund will begin operating as a non-diversified investment company.

As of the Effective Date, the Fund’s Prospectuses and Summary Prospectuses are modified as noted below:

The following will be added at the end of the third paragraph under “Risk/Return Summary — What are the Fund’s main investment strategies?” and at the end of the third paragraph under the “More About the Fund — Investment Strategies — Large Cap Growth Fund”:

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

The “Significant Holding Risk” disclosure will be deleted under “Risk/Return Summary — The Fund’s Main Investment Risks” and the following risk factor will be added to the section:

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of the Fund which invests in more securities.

In addition, “Significant Holding Risk” disclosure in the “More About the Funds — Investment Risks” will no longer be applicable to the Fund and the following risk factor will be added to the risk table and in the section.

Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.

In addition, in connection with this change, as of the Effective Date, the Fund’s Statement of Additional Information is modified as noted below:

The following policy in the “Investment Policies — Investment Policies of Funds that Are Series of JPMT II” section is no longer applicable to the Fund:

(1)

Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SUP-JPM-LCGNONDIV-225

The section titled “Diversification” is hereby deleted in its entirety and replaced by the following:

JPMT I, JPMT II, JPMT IV, JPMMFIT and JPMFMFG are each a registered open-end investment company. All of the Funds except the JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund and the JPMorgan Growth Advantage Fund intend to meet the diversification requirement of the 1940 Act. The JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund and the JPMorgan Growth Advantage Fund are “non-diversified” series of the Trusts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE